UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 2, 2022

Vintage Wine Estates, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-40016	87-1005902
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

937 Tahoe Boulevard, Suite 210

Incline Village, Nevada 89451

(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (877) 289-9463

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value per share	VWE	The Nasdaq Stock Market LLC
Warrants to purchase common stock	VWEWW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 2, 2022, stockholders of Vintage Wine Estates, Inc. (the “Company”) approved the Vintage Wine Estates, Inc. 2021 Omnibus Incentive Plan (the “Plan”). The Plan is described in Proposal 2 in the Company’s definitive proxy statement on Schedule 14A (the “Proxy Statement”) for the Annual Meeting of Stockholders held on February 2, 2022 (the “Annual Meeting”), which was filed with the Securities and Exchange Commission on December 23, 2021.

Following such stockholder approval, the Company’s Board of Directors approved an amendment to the Plan (the “Plan Amendment”). The Plan Amendment amends Section 6(c) of the Plan to provide, in accordance with applicable stock exchange requirements, that certain plan limits apply to insiders of the Company as well as such insiders’ associates and affiliates. In accordance with the terms of the Plan and applicable stock exchange rules, the Plan Amendment does not require stockholder approval.

The foregoing description of the Plan Amendment is a summary only and is qualified in its entirety by the full text of the Plan, as amended, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07 — Submission of Matters to a Vote of Security Holders

The Company held the Annual Meeting on February 2, 2022. Of the 60,461,611 shares of common stock, no par value per share (“common stock”), outstanding and entitled to vote at the Annual Meeting, 55,364,965 shares of common stock, or 91.6%, were represented in person or by proxy at the Annual Meeting. The results for each of the proposals submitted to a vote of the stockholders at the Annual Meeting are set forth below.

Proposal 1: Stockholders elected the nine director nominees named in the Proxy Statement, each for a term expiring at the next annual meeting of stockholders and until his or her respective successor is duly elected and qualified (or until any such director’s earlier death, resignation or removal).

Director Nominee	For	Withheld	Broker Non-Votes
Patrick Roney	53,079,316	60,590	2,225,059
Paul S. Walsh	52,611,478	528,428	2,225,059
Robert L. Berner III	52,585,793	554,113	2,225,059
Mark W.B. Harms	53,077,881	62,025	2,225,059
Candice Koederitz	53,078,749	61,157	2,225,059
Jon Moramarco	53,073,479	66,427	2,225,059
Timothy D. Proctor	53,072,123	67,783	2,225,059
Lisa M. Schnorr	53,082,259	57,647	2,225,059
Jonathan Sebastiani	53,076,266	63,640	2,225,059

Proposal 2: The proposal to approve the Vintage Wine Estates, Inc. 2021 Omnibus Incentive Plan was approved.

For	Against	Abstentions	Broker Non-Votes
51,043,504	2,041,255	55,147	2,225,059

Proposal 3: The proposal to ratify the appointment of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2022 was approved.

For	Against	Abstentions
55,125,444	152,266	87,255

Item 9.01 — Financial Statements and Exhibits

(d) Exhibits

10.1	Vintage Wine Estates, Inc. 2021 Omnibus Incentive Plan, as amended

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vintage Wine Estates, Inc.
(Registrant)

Date: February 8, 2022	/s/ Patrick Roney
Patrick Roney
Chief Executive Officer